Legal and arbitral proceedings	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Legal and arbitral proceedings	Legal and arbitral proceedings
Sanofi and its affiliates are involved in litigation, arbitration and other legal proceedings. These proceedings typically are related to product liability claims, intellectual property rights (particularly claims against generic companies seeking to limit the patent protection of Sanofi products), competition law and trade practices, commercial claims, employment and wrongful discharge claims, tax assessment claims, waste disposal and pollution claims, and claims under warranties or indemnification arrangements relating to business divestitures. Provisions related to legal and arbitral proceedings are recorded in accordance with the principles described in Note B.12.
Most of the issues raised by these claims are highly complex and subject to substantial uncertainties; therefore, the probability of loss and an estimation of damages are difficult to ascertain. Contingent liabilities are cases for which either we are unable to make a reasonable estimate of the expected financial effect that will result from ultimate resolution of the proceeding, or a cash outflow is not probable. In either case, a brief description of the nature of the contingent liability is disclosed and, where practicable, an estimate of its financial effect, an indication of the uncertainties relating to the amount and timing of any outflow, and the possibility of any reimbursement are provided in application of paragraph 86 of IAS 37.
In the cases that have been settled or adjudicated, or where quantifiable fines and penalties have been assessed, we have indicated our losses or the amount of provision accrued that is the estimate of the probable loss.
In a limited number of ongoing cases, while we are able to make a reasonable estimate of the expected loss or range of the possible loss and have accrued a provision for such loss, we believe that publication of this information on a case-by-case basis or by class would seriously prejudice the Company’s position in the ongoing legal proceedings or in any related settlement discussions. Accordingly, in those cases, we have disclosed information with respect to the nature of the contingency but have not disclosed our estimate of the range of potential loss, in accordance with paragraph 92 of IAS 37.
These assessments can involve a series of complex judgments about future events and can rely heavily on estimates and assumptions. Our assessments are based on estimates and assumptions that have been deemed reasonable by management. We believe that the aggregate provisions recorded for the above matters are adequate based upon currently available information. However, given the inherent uncertainties related to these cases and involved in estimating contingent liabilities, we could in the future incur judgments that could have a material adverse effect on our net income in any particular period.
Long term provisions are disclosed in Note D.19. They include:
•Provisions for product liability risks, litigation and other amount to €1,262 million in 2020. These provisions are mainly related to product liabilities, government investigations, competition law, regulatory claims, warranties in connection with certain contingent liabilities arising from business divestitures other than environmental matters and other claims.
•Provisions for environmental risks and remediation amount to €713 million in 2020, the majority of which are related to contingencies that have arisen from business divestitures.
a) Products
Sanofi Pasteur Hepatitis B Vaccine Product Litigation
Since 1996, more than 180 lawsuits have been filed in various French civil courts against Sanofi Pasteur and/or Sanofi Pasteur MSD S.N.C., the former French subsidiary of Sanofi, and the latter a joint venture company with Merck & Co., Inc. now terminated, for which past ongoing litigation is now managed by the originating party. In such lawsuits, the plaintiffs allege that they suffer from a variety of neurological disorders and autoimmune diseases, including multiple sclerosis and Guillain-Barré syndrome as a result of receiving the hepatitis B vaccine.
In January 2008, both the legal entity Sanofi Pasteur MSD S.N.C., and a corporate officer of this company, as well as a former corporate officer of Sanofi Pasteur, were placed under investigation in an ongoing criminal inquiry in France relating to alleged side effects caused by the hepatitis B vaccine. In March 2012, Sanofi Pasteur and its former pharmacist in charge (i.e. the deputy Chief Executive Officer) were placed under an “advised witness” ("témoin assisté") status. In March 2016, the investigating judges decided to dismiss the proceedings. Several civil parties appealed against this decision. In June 2018, the Prosecutor General requested confirmation of the dismissal. In June 2019, the Investigation Chamber of the Paris Court of Appeals confirmed the decision taken by the investigating judges in March 2016 to dismiss the proceedings. Several plaintiffs have decided to appeal such decision before the French Supreme Court (Cour de cassation).
In October 2017, the French Supreme Court (Cour de cassation) dismissed two appeals filed by the plaintiffs against two decisions of the Appeal Court of Paris (Cour d’appel).
In January 2018, the Appeal Court of Bordeaux found a causal link between hepatitis B vaccine and multiple sclerosis. Sanofi Pasteur Europe appealed this decision before the French Supreme Court (Cour de cassation). In July 2019, the French Supreme Court (Cour de cassation) cancelled the judgment of the Appeal Court of Bordeaux and referred the case back to the Appeal Court of Toulouse. The hearing is planned for December 6, 2021.
Taxotere® Product Litigation in the US
As of December 31, 2020, there were approximately 10,137 plaintiffs in courts across the country, with approximately 871 of those plaintiffs being spouses who have filed loss of consortium claims.
Suits have been filed against affiliates of Sanofi under US state law for personal injuries allegedly sustained in connection with the use of Taxotere®. The actions are held in several jurisdictions, including the federal and/or state courts of Louisiana, New Jersey, California, and Delaware. A first bellwether trial took place in September 2019 and issued a verdict in Sanofi's favor. The next bellwether trial is currently scheduled to begin in May 2021. It is not possible, at this stage, to reliably assess the outcome of these lawsuits or the potential financial impact on the Company.
Taxotere® - Mississippi Attorney General Litigation in the US
In October 2018, the Attorney General for the State of Mississippi filed a civil action in Hinds County, Mississippi, Chancery Court against various Sanofi Defendants related to Taxotere®. The State asserts one cause of action based on the Mississippi Consumer Protection Act (“MCPA”) and seeks a permanent injunction prohibiting Defendants’ conduct and civil penalties of up to $10,000 for each violation. In December 2018, Sanofi removed the matter to the US District Court for the Southern District of Mississippi. It is not possible, at this stage, to assess reliably the outcome of this lawsuit or the potential financial impact on the Company.
Zantac® Litigation in the US
In September 2019, the US Food and Drug Administration (“FDA”) announced it was investigating the claims of an online pharmacy’s Citizen Petition that the medication Zantac® (the brand name for ranitidine) used for stomach heartburn contains or can generate the chemical N-Nitrosodimethylamine (“NDMA”), an alleged human carcinogen. As a precautionary measure, Sanofi initiated a voluntary recall of branded over-the-counter Zantac® in October 2019. Concurrent with FDA’s investigation, multiple personal injury lawsuits and class actions alleging that Zantac® causes various cancers and seeking damages for either alleged personal injuries or alleged economic injuries were filed. Most of those cases have been coordinated into an MDL in the Southern District of Florida. That Court entered a case management schedule that provides for 18 months of discovery leading up to motions on general causation and briefing on class certification. Other cases are pending in various state courts. In addition, in November 2019, Sanofi received a Civil Investigative Demand (“CID”) related to this issue from the Arizona Attorney General.
In June 2020, the New Mexico Attorney General filed a complaint against Sanofi, the previous marketing authorization holders for branded Zantac®, a dozen generic manufacturers, and several retailers. The complaint brings claims for alleged violations of the New Mexico Unfair Practices Act, violations of the New Mexico False Advertising Act, violations of the New Mexico Public Nuisance Statute, common law public nuisance, and negligence.
In June 2020, Sanofi received a notice from the US Department of Justice Civil Division and US Attorney’s Office for the Eastern District of Pennsylvania of an investigation into allegations that pharmaceutical manufacturers violated the False Claims Act, 31 U.S.C. § 3729, in relation to the drug Zantac® and ranitidine hydrochloride through alleged failure to disclose to the federal government information about the potential presence of NDMA. The notice requests information and documents from Sanofi including applications and communications with FDA.
In November 2020, the Mayor and City Council of Baltimore filed a complaint against Sanofi, the previous marketing authorization holders for branded Zantac®, generic manufacturers, and several retailers. The complaint alleges violations of the Maryland Consumer Protection statute, public nuisance, and negligence.
In January 2021, Sanofi was served with the Center for Environmental Health’s Second Amended Complaint alleging Proposition 65 violations. The case, which also names generic manufacturers and retailers, is pending in California Superior Court in Alameda County.
As of December 31, 2020, there were a total of 977 filed personal injury cases (representing 1,607 ingesting plaintiffs) and 25 putative class actions. Additional cases may be filed.
It is not possible, at this stage, to assess reliably the outcome of these lawsuits or the potential financial impact on Sanofi.
Zantac® Litigation in Canada
In October 2019, an application to authorize the bringing of a class action on behalf of all Canadian residents was filed in Quebec Superior Court relating to ranitidine and naming Sanofi Consumer Health Inc. as a defendant. Representative Plaintiffs claim that they suffered personal injury, including cancer, from the ingestion of ranitidine and are seeking general and punitive damages in an unspecified amount.
In October 2019, and April 2020, two proposed class action proceedings were filed in Ontario Superior Court relating to ranitidine and naming Sanofi Consumer Health Inc., Sanofi-Aventis Canada Inc., Chattem (Canada) Inc. and Sanofi Pasteur Limited as Defendants. Representative Plaintiffs claim that they suffered personal injury, including cancer, from the ingestion of ranitidine and are seeking general, special, statutory, punitive and aggravated damages in an unspecified amount. Additionally, they seek restitution for unjust enrichment in an amount equivalent to the purchase price of Zantac®.
In December 2019, a proposed class action proceeding was filed in Alberta Court of Queen’s Bench relating to ranitidine and naming Sanofi Consumer Health Inc. as a defendant. The representative plaintiff is claiming on behalf of all Canadian residents damages, including personal injury, arising allegedly from the ingestion of ranitidine. General, special and punitive damages are being claimed in an unspecified amount.
In February 2020, an amended class action proceeding now naming Sanofi Consumer Health Inc. as a Defendant along with 21 other Defendants was filed in the British Columbia Supreme Court. The representative plaintiff is claiming on behalf of all Canadian residents damages, including personal injury, arising allegedly from the ingestion of ranitidine. General, special and punitive damages are being claimed in an unspecified amount.
As a result, as of December 31, 2020, 5 class actions have been filed in the above-mentioned provinces; but additional cases may be filed.
It is not possible, at this stage, to assess reliably the outcome of these lawsuits or the potential financial impact on Sanofi.
Depakine® Product Litigation in France
Civil proceedings
As of December 31, 2020, 75 families brought a civil claim involving 126 people exposed in utero to sodium valproate against a French affiliate of Sanofi seeking indemnification under French law for personal injuries allegedly suffered by children in connection with the use of sodium valproate by their mothers during pregnancy to treat their epilepsy (Depakine®). These actions are held in several jurisdictions in France.
Twenty-three lawsuits are proceedings on the merits, the most advanced has been tried at the French Supreme Court level which issued in November 2019 a ruling quashing partially the November 2017 Orléans Appeal Court decision against Sanofi ordering payment of approximately €2 million to the plaintiff and €1 million to the CPAM (Caisse Primaire d’Assurance Maladie). The Supreme Court sent the case back before another Appeal Court to rule on Sanofi’s argument on the exoneration cause relating “to compliance of the product with mandatory regulations”, as well as on the question of defectiveness of the product and the evaluation of the injuries. There is currently no date set for the hearing of this case.
In a class action lawsuit filed in May 2017 by the APESAC (Association des Parents d’Enfants souffrant du Syndrome de l’Anti-Convulsivant) before the Paris Civil Court, the judge denied claimant’s motion on interim measures in November 2017. APESAC lodged an appeal which was rejected by the Court of Appeal of Paris in October 2018. No date for trial hearing has been set yet.
In July 2020, a collective redress against the French affiliate was filed by 63 families, seeking indemnification for a prejudice of anxiety.
Criminal investigation
A criminal investigation has been ongoing since May 2015 before the Paris Civil Court. In January 2020, the French affiliate of Sanofi was indicted for aggravated deception and involuntary injuries and in July 2020 for involuntary manslaughter. In July 2020, a judicial supervision of the affiliate was ordered, together with the implementation of financial guarantees. Sanofi has filed several motions including a motion for nullity of its indictment. In November 2020, the Health Authority (ANSM) was indicted for involuntary injuries and involuntary manslaughters.
Public compensation scheme:
The French government has, through the 2017 Finance Law adopted on December 29, 2016, set up a public compensation scheme which is meant to indemnify patients for damages suffered in connection with the prescription of sodium valproate and its derivatives. The scheme entered into force in July 2017 and was further amended through the 2020 Finance Law, with notably the introduction of presumptions of default for lack of information of the mother since 1982 for malformations and since 1984 for neurodevelopment disorders. The scheme was amended again through the 2021 Finance Law in order to increase the maximum premium applicable in case of refusal to make an offer (or insufficient offer) which would be deemed unjustified by a court ruling.
The committee of the compensation scheme has issued final opinions holding the French affiliate liable for damages either in full or in part along with the French State. The French affiliate disagreed with the committee’s conclusions and has accordingly not offered indemnification to the claimants who have received compensation from the ONIAM (Office National d'Indemnisation des Accidents Médicaux). The ONIAM is now seeking reimbursement from Sanofi who has filed legal actions to oppose ONIAM’s payment orders.
It is not possible, at this stage, to assess reliably the outcome of these cases or the potential financial impact on the Company.
Dengvaxia® (Philippines)
Since early 2018 up to present date, several claims were filed in the Philippines by parents of deceased children whose deaths were allegedly due to vaccination with Dengvaxia®. Early March 2019 and 2020, the Philippine Department of Justice (DOJ) prosecution panel announced it had found probable cause to indict six Sanofi employees / former employees and former Government officials for “reckless imprudence” resulting in homicides. Several criminal actions have been filed in court as a result of the DOJ finding probable cause for the cases to proceed. A Motion for Reconsideration (MR) was filed by Sanofi Pasteur Inc. (Philippines) and was dismissed in November 2019 for all respondents who filed the MR except for one. The remaining respondents have filed a further Petition for Review to the DOJ Secretary in December 2019 and the said petition remains pending.
b) Patents
Ramipril Canada Patent Litigation
Sanofi was involved in a number of legal proceedings involving companies which market generic Altace® (ramipril) in Canada. In 2004, Sanofi unsuccessfully brought Notice of Compliance proceedings (NOC proceedings) at the end of which eight manufacturers obtained marketing authorizations from the Canadian Minister of Health for generic versions of ramipril in Canada. Sanofi filed unsuccessful patent infringement actions against all those companies and ultimately Sanofi was liable for damages under Section 8. Sanofi made payment in complete satisfaction of those awards.
In June 2011, while the Section 8 damages action was proceeding in Federal Court, Apotex commenced an action in the Ontario Superior Court of Justice asserting damages under the Ontario Statute of Monopolies, the UK Statute of Monopolies, and the Trade-marks Act (the “Ontario Action”). The Ontario Action was stayed pending exhaustion of appeals in the Section 8 damages action and, despite having received full compensation in the Section 8 action, was reinitiated by Apotex after the conclusion of the appeals.
In June 2017, the Canadian Supreme Court determined that the legal principles applied in the ramipril invalidity decision were unsound and in 2018, Sanofi amended its pleadings to address this development.
In January 2019, the motions judge denied Sanofi’s motion to seek summary judgment on the issue of applicability of the Statute of Monopolies in view of the allowed pleadings amendment. In view of the pleadings amendment and denial of summary judgment, the trial for this matter, originally expected for fall 2019, will now likely be delayed significantly.
Praluent® (alirocumab)-related Amgen Patent Litigation in the US
In 2014, Amgen filed four separate complaints against Sanofi and Regeneron in the US District Court for the District of Delaware (“District Court”) asserting patent infringement relating to Sanofi and Regeneron’s Praluent® product. Together these complaints allege that Praluent® infringes seven patents for antibodies targeting PCSK9 and seek injunctive relief and unspecified damages. In January 2016, Sanofi and Regeneron informed the District Court that they stipulated to infringement. In March 2016, the District Court granted Judgment as a Matter of Law (JMOL) of obviousness in favor of Amgen and JMOL on an aspect of willful infringement in favor of Sanofi and Regeneron. In addition, in 2016, a jury verdict upheld the validity of Amgen’s asserted claims of two patents. In January 2017, the District Court denied Sanofi’s and Regeneron’s motion for a new trial and their motion for JMOL and granted an injunction preventing the marketing, selling or manufacturing of Praluent® in the US during the term of the two Amgen patents starting from February 21, 2017.
In early February 2017, the US Court of Appeals for the Federal Circuit (“Federal Circuit”) stayed (suspended) the permanent injunction for Praluent® during Sanofi’s and Regeneron’s appeal of the validity judgment and injunction ruling in the Federal Circuit.
In October 2017, the Federal Circuit granted a new trial on certain validity issues (lack of written description and enablement), vacated (lifted) the District Court’s judgment and found that the District Court improperly granted a permanent injunction.
In February 2019, a jury from the US District Court for the District of Delaware upheld the validity of three of the five asserted claims of two Amgen patents. The jury agreed with Sanofi and Regeneron for two of the five asserted claims, finding they were invalid. On February 8, 2019, the District Court dismissed Amgen’s claim for willful infringement.
In August 2019, the Court ruled in favor of Sanofi and Regeneron and found as a matter of law that Amgen’s remaining three asserted patent claims are invalid. This means that Sanofi and Regeneron have successfully invalidated all five asserted patent claims in the District Court. Amgen appealed to the Federal Circuit.
Praluent® (alirocumab)-related Amgen Patent Litigation in Europe
Amgen has filed six separate patent infringement lawsuits against Sanofi and Regeneron in Europe based on Amgen’s European patent EP2215124. In July 2016, Amgen filed a lawsuit in the UK High Court of Justice, Chancery Division Patents Court against five Sanofi entities and Regeneron alleging that alirocumab infringes its ‘124 (UK) patent, seeking injunctive relief and unspecified damages; Sanofi has counterclaimed invalidity. In February 2017, the UK action had been stayed (suspended) on terms agreed by the parties. In October 2020, the court issued a judgment in favor of Sanofi and Regeneron to lift the stay of the litigation and awarded Sanofi 50,000 pounds of legal cost. Based on the invalidation of the broad PCSK-9 claims in the European Patent Office (EPO), Amgen has agreed to withdraw its claim of infringement against Sanofi for the sale of Praluent® in the U.K.
In July 2016, Amgen filed a lawsuit in Germany in the Regional Court, Düsseldorf against three Sanofi entities and Regeneron alleging that alirocumab infringes its ‘124 (DE) patent, seeking injunctive relief and unspecified damages. In July 2019, the Regional Court of Düsseldorf ruled, finding infringement, and issued an injunction which requires Sanofi and Regeneron to stop marketing, selling, and manufacturing Praluent® in Germany. Sanofi and Regeneron appealed. Amgen enforced the injunction and Sanofi and Regeneron complied. Praluent® was no longer commercialized in Germany. The Higher Regional Court of Düsseldorf held a hearing in November 2020 and based on the invalidation of Amgen’s broad PCSK-9 claims in the EPO, reversed the lower court’s infringement judgement against Sanofi and Regeneron, and also reversed the injunction of the manufacture and sales of Praluent® in Germany. Similarly based on the invalidation of the broad PCSK-9 claims in the EPO, Amgen also has withdrawn or agreed to withdraw its claim of infringement against Sanofi for the sale of Praluent® in France, Italy, the Netherlands and Spain.
Praluent® (alirocumab)-related EPO Patent Oppositions
In February 2016, the European Patent Office (EPO) granted Amgen’s European Patent EP2215124. In February 2016, Sanofi filed an opposition with the EPO requesting the revocation of Amgen’s ’124 patent in its entirety for all contracting states on the grounds that the subject-matter of the opposed patent is not patentable. In November 2016, Sanofi filed a second opposition (in the name of three Sanofi affiliates named as defendants in the German infringement action - see above), and Regeneron filed a separate opposition, requesting revocation of Amgen’s ’124 patent. In November 2018, the EPO Opposition Division maintained Amgen’s patent claims in amended form. Subsequently, Sanofi and Regeneron each filed a notice of appeal. In October 2020, the EPO’s Technical Board of Appeals ruled in favor of Sanofi and Regeneron and invalidated all of Amgen’s broad claims covering PCSK-9 antibodies, leaving them claims that are narrow and do not cover Praluent®.
Praluent® (alirocumab)-related Amgen Opposition and Patent Litigation in Japan
In May 2017, Amgen filed a lawsuit in the Tokyo District Court (TDC), against Sanofi K.K. for patent infringement of two of its Japanese Patents, JP5705288 and JP5906333. Amgen sought injunctive relief to prevent the infringing manufacture, use and sale of alirocumab, as well as destruction of Praluent® and alirocumab, and the cost of litigation. Sanofi had counterclaimed invalidity and non-infringement.
The validity of these two Japanese patents was separately challenged by Sanofi in the Japanese Patent Office (JPO) by filing invalidation actions in 2016. In August 2017, the JPO upheld the patents’ claims in amended form. In December 2017, Sanofi filed an appeal to the Intellectual Property High Court (IPHC) demanding revocation of the JPO decision. In December 2018, the IPHC rendered its decision that Amgen’s patents are valid, upholding the JPO’s earlier decision. Sanofi filed an appeal to the Supreme Court in February 2019.
In January 2019, the TDC ruled in Amgen’s favor, finding its patents valid and infringed. The TDC did not order provisional enforcement of an injunction. Sanofi appealed to the IPHC. In October 2019, the IPHC affirmed the TDC's decision that Amgen’s patents are valid and infringed. Sanofi filed an appeal to the Supreme Court in November 2019.
In April 2020, the Supreme Court denied Sanofi’s appeal in the invalidation action and the infringement proceeding. The injunction issued by the Tokyo District Court became enforceable and Sanofi complied. Praluent® is no longer commercialized in Japan.
Dupixent® (dupilumab)-related Amgen Patent Opposition and Revocation in Europe
Immunex Corporation, an Amgen affiliate, is the registered proprietor of European Patent EP2292665. The claims of this patent relate to, among other things, human monoclonal antibodies that are capable of inhibiting IL-4 induced biological activity and which compete with one of four reference antibodies for binding to a cell that expresses human IL-4R. In April 2016, Sanofi and Regeneron each filed an opposition in the European Patent Office (EPO) against EP2292665, seeking its revocation on the basis that, inter alia, the claims are invalid for prohibited “added matter”, lack of novelty, lack of inventive step and lack of sufficient disclosure. In September 2016, Sanofi also filed a civil action in the UK High Court (Chancery Division/Patents Court) seeking revocation of the UK designation of EP2292665 on similar grounds. In January 2017, at the joint request of Sanofi and Immunex, the UK High Court ordered that the revocation action be stayed pending the final determination of the pending EPO opposition proceedings.
The EPO rendered its decision in November 2017 and revoked the patent in its entirety. The decision revoking the patent was issued in January 2018. In early 2018, Immunex appealed the decision of the EPO.
In September 2017, Sanofi and Regeneron filed oppositions in the EPO against Amgen’s European Patent EP2990420, which is a divisional of the EP2292665 Patent discussed above. The issues in this opposition were similar to those made in the oppositions against EP2292665.
In February 2019, the EPO revoked the patent EP2990420 in its entirety, finding the claims invalid for lack of sufficiency. Immunex filed a notice of appeal in May 2019. A hearing date for the appeal has not been scheduled yet.
Dupixent® (dupilumab)-related Amgen Inter Partes Reviews and Patent Litigation in the US
In March and July 2017, Sanofi and Regeneron filed collectively three petitions for Inter Partes Review (IPR) for US Patent No. 8,679,487 with the United States Patent and Trademark Office (USPTO). In these petitions, Sanofi and Regeneron collectively attack the validity of all the claims of this patent. The USPTO declined to institute an IPR on the first petition but granted Sanofi and Regeneron’s second and third petitions and instituted Inter Partes Reviews of all challenged claims in the ‘487 Patent.
In April 2017, Immunex filed a complaint in the US District Court for the Central District of California against Sanofi and Regeneron asserting that the commercialization of Dupixent® infringes US Patent No. 8,679,487. In response, among other things, Sanofi and Regeneron asserted affirmative defenses of non-infringement, invalidity, and unenforceability.
In February 2019, the USPTO issued final written decisions on the two IPR petitions and declined to hold the challenged claims of the US patent No. 8,679,487 invalid for anticipation but found all claims on the ‘487 patent invalid for obviousness. In April 2019, Immunex appealed the USPTO’s decision invalidating all 17 claims of US Patent No. 8,679,487 to the Federal Circuit. Also in April 2019, Sanofi and Regeneron appealed the USPTO’s decision that the challenged claims of the ‘487 Patent are not invalid as anticipated by Immunex’s ‘132 Publication.
With respect to the Immunex complaint, on February 28, 2019, the US District Court granted parties’ joint stipulation seeking to stay (put on-hold) the district court litigation. Accordingly, the litigation is stayed pending final resolution of any rehearings or appeals of the related IPR proceedings.
In October 2020, the Court of Appeals for the Federal Circuit (CAFC) affirmed the USPTO’s decision that all claims of US Patent No. 8,679,487 (which Immunex asserted against Dupixent®) are invalid. Immunex has indicated that it plans to appeal the decision to the US Supreme Court.
Jevtana® (cabazitaxel)-related patent litigation in the US
Jevtana® is covered by five Orange Book listed patents U.S. 5,847,170, U.S. 7,241,907, U.S. 8,927,592, U.S. 10,583,110 and U.S. 10,716,777. In May to July 2020, Sanofi filed patent infringement suits under Hatch-Waxman against 12 generic filers asserting the ‘110 patent and the ‘777 patent in the U.S. District Court for the District of Delaware. Sanofi has reached settlement agreements with some of the defendants and the suit against the remaining defendants are ongoing. In January 2021, the District Court issued a claim construction decision in favor of the defendants. A trial has been scheduled to start in May 2021.
Mylan filed a petition for Inter Partes Review of the ‘592 patent at the United States Patent and Trademark Office (USPTO). In September 2017, the USPTO issued a Final Written Decision that invalidated all the challenged claims of the ‘592 patent and denied Sanofi’s contingent motion to amend. Sanofi appealed the USPTO’s decision and in February 2019, the Federal Circuit vacated the USPTO’s decision and remanded it back for reconsideration. In October 2019, the USPTO granted Sanofi’s motion to amend and Mylan appealed. In January 2021, the Federal Circuit affirmed the USPTO’s decision.
Plavix® Litigation (Commonwealth) in Australia
In August 2007, GenRX (a subsidiary of Apotex) obtained registration of a generic clopidogrel bisulfate product on the Australian Register of Therapeutic Goods. At the same time, GenRX filed a patent invalidation action with the Federal Court of Australia, seeking revocation of Sanofi’s Australian enantiomer patent claiming clopidogrel salts (a “nullity action”). In September 2007, Sanofi obtained a preliminary injunction from the Federal Court preventing commercial launch of this generic clopidogrel bisulfate product until judgment on the substantive issues of patent validity and infringement. In February 2008, Spirit Pharmaceuticals Pty. Ltd. also filed a nullity action against Sanofi’s Australian enantiomer patent. The Spirit proceeding was consolidated with the Apotex proceeding.
In August 2008, the Australian Federal Court confirmed that the claim in Sanofi’s Australian enantiomer patent directed to clopidogrel bisulfate (the salt form in Plavix®) was valid and the patent infringed. On appeal, the Full Federal Court of Australia held in September 2009 that all claims in the patent are invalid. Sanofi’s appeal to the Australia High Court was denied in March 2010. The security bond posted by Sanofi in connection with the preliminary injunction obtained in 2007 was subsequently increased from AUD40 million to AUD204 million. Apotex sought damages in the range of AUD20 million to AUD236 million, plus interest for having been subject to an injunction.
In April 2013, the Australian Department of Health and Ageing filed an application before the Federal Court of Australia seeking payment of damages from Sanofi related to the Apotex preliminary injunction of up to AUD449 million (€283 million as of December 31, 2020), plus interest.
Sanofi and BMS settled the patent litigation with Apotex in November 2014. In light of the Apotex settlement, the Commonwealth has requested that the Court consider a set of legal issues separate from trial that could simplify the trial. In April 2020, the Commonwealth’s claim was dismissed. In May 2020, the Commonwealth filed a Notice of Appeal to the Full Court of the Federal Court. Appeal hearing took place in February 2021 before the Full Court of the Federal Court.
c) Other litigation
Aubagio® (teriflunomide)-related litigation in Europe
In October 2020, Mylan Ireland Ltd (‘Mylan’) brought an action before the General Court of the European Union requesting the annulment of the August 18, 2020 decision of the European Medicines Agency (‘EMA’) refusing to validate Mylan’s marketing authorization application for a generic version of Aubagio® (teriflunomide). In January 2021, Sanofi submitted to the General Court an application to intervene in this court case between Mylan and the EMA, in order to defend Aubagio®’s regulatory exclusivity.
Plavix® (clopidogrel) - Attorney General Action in Hawaii
In March 2014, the Hawaii Attorney General (AG) filed a complaint that sets forth allegations related to the sale and marketing of and variability of response to Plavix®. The Hawaii AG specifically alleged that Plavix® had a diminished effect in patients of certain genetic backgrounds and that Sanofi and BMS had failed to make an earlier disclosure of this information. A four week bench trial concluded in November 2020.
Plavix® (clopidogrel)-related litigation in France
In France, in the claim concerning allegations that Sanofi’s communication and promotional practices inhibited the entry on the market of generics of clopidogrel (the active ingredient of Plavix®), the French Antitrust Authority issued its decision on May 14, 2013, imposing on Sanofi a fine of €40.6 million. In December 2014, the Paris Court of Appeals rejected Sanofi’s appeal and confirmed in totality the decision. Sanofi filed a “pourvoi” with the French Supreme Court (Cour de cassation) in January 2015. As a consequence of the May 2013 ruling, claims were filed by Sandoz and by Teva in 2014 before the Commercial Court of Paris for compensation of their alleged damages: loss of margin and other ancillary damages (legal fees to external counsel, image and reputation). In June and November 2016 respectively, settlement agreements were entered into with Sandoz and Teva. Consequently, they subsequently withdrew their civil claims, jointly and severally. On October 18, 2016, the Supreme Court confirmed the Court of Appeals’ decision. Therefore, the Court of Appeals’ decision became definitive. In September 2017, Sanofi and Sanofi-Aventis France received a summons before the Paris Commercial Court from the French Caisse Nationale d’Assurance Maladie - CNAM (French Social Security) claiming €115.8 million for their alleged damages. On October 1, 2019, the Paris Commercial Court dismissed the CNAM’s action as time barred. In November 2019, the CNAM lodged an appeal. The CNAM appeal hearing is planned for October 2021.
d) Contingencies arising from certain Business Divestitures
Sanofi and its subsidiaries, Hoechst and Aventis Agriculture, divested a variety of mostly chemical, including agro-chemical, businesses as well as certain health product businesses. As a result of these divestitures, the Company is subject to a number of ongoing contractual and legal obligations regarding the state of the sold businesses, their assets, and their liabilities.
Aventis Behring Retained Liabilities
The divestment of Aventis Behring and related protein therapies assets became effective on March 31, 2004. The purchase agreement contained customary representations and warranties running from Sanofi as seller to CSL Limited as purchaser. Sanofi has indemnification obligations that generally expired on March 31, 2006 (the second anniversary of the closing date). However, some indemnification obligations, having a longer duration, remain in effect. For example, indemnification obligations relating to the due organization, capital stock and ownership of Aventis Behring Companies ran through March 31, 2014, and product liability indemnification ran through March 31, 2019, subject to an extension for claims related to certain types of product liability notified before such date. Furthermore, for tax-related issues, the indemnification obligation of Sanofi covers all taxable periods that end on or before the closing date and expires thirty days after the expiration of the applicable statute of limitations. In addition, the indemnification obligations relating to certain specified liabilities, including HIV liability, survive indefinitely.
Under the indemnification agreement, Sanofi is generally obligated to indemnify CSL Limited, only to the extent indemnifiable, losses exceeding $10 million and up to a maximum aggregate amount of $300 million. For environmental claims, the indemnification due by Sanofi equals 90% of the indemnifiable losses. Product liability claims are generally treated separately, and the aggregate indemnification is capped at $500 million. Certain indemnification obligations, including those related to HIV liability, as well as tax claims, are not capped in amount.
Aventis CropScience Retained Liabilities
The sale by Aventis Agriculture S.A. and Hoechst GmbH (both legacy companies of Sanofi) of their aggregate 76% participation in Aventis CropScience Holding (ACS) to Bayer and Bayer CropScience AG (BCS), the wholly owned subsidiary of Bayer which holds the ACS shares, was effective on June 3, 2002. The Stock Purchase Agreement (SPA) dated October 2, 2001, contained customary representations and warranties with respect to the sold business, as well as a number of indemnifications, in particular with respect to: environmental liabilities (the representations and warranties and the indemnification are subject to a cap of €836 million, except for certain legal representations and warranties and specific environmental liabilities); taxes; certain legal proceedings; claims related to StarLink® corn; and certain pre-closing liabilities, in particular, product liability cases (which are subject to a cap of €418 million within the above global cap of €836 million). There are various periods of limitation depending upon the nature or subject of the indemnification claim. Further, Bayer and BCS are subject to a number of obligations regarding mitigation and cooperation.
Since December 2005, Aventis Agriculture and Hoechst GmbH have concluded several settlement agreements to resolve a substantial number of disputes with Bayer and BCS, including the termination of arbitration proceedings initiated in August 2003 for an alleged breach of a financial statement-related representation contained in the SPA, and numerous other warranty and indemnification claims, including certain environmental and product liabilities claims. A number of other outstanding claims remain unresolved.
Aventis Animal Nutrition Retained Liabilities
Aventis Animal Nutrition S.A. and Aventis (both legacy companies of Sanofi) signed an agreement for the sale to Drakkar Holdings S.A. of the Aventis Animal Nutrition business effective in April 2002. The sale agreement contained customary representations and warranties. Sanofi’s indemnification obligations ran through April 2004, except for environmental indemnification obligations (which ran through April 2012), tax indemnification obligations (which run through the expiration of the applicable statutory limitation period), and antitrust indemnification obligations (which extend indefinitely). The indemnification undertakings are subject to an overall cap of €223 million, with a lower cap for certain environmental claims. Indemnification obligations for antitrust and tax claims are not capped.
Celanese AG Retained Liabilities
The demerger of the specialty chemicals business from Hoechst to Celanese AG (now trading as “Celanese GmbH”) became effective on October 22, 1999. Under the demerger agreement between Hoechst and Celanese, Hoechst expressly excluded any representations and warranties regarding the shares and assets demerged to Celanese. Celanese subsequently contributed rights and obligations relating to environmental liabilities resulting from the demerger agreement to a subsidiary CCC Environmental Management and Solutions GmbH & Co. KG (“CCC”). The following obligations of Hoechst are ongoing:
•While all obligations of Hoechst (i) resulting from public law or (ii) pursuant to current or future environmental laws or (iii) vis-à-vis third parties pursuant to private or public law related to contamination (as defined) were transferred to Celanese under the demerger agreement in full, after the subsequent contribution CCC can request indemnification from Hoechst for two thirds of any such cost incurred under these obligations.
•To the extent Hoechst is liable to purchasers of certain of its divested businesses (as listed in the demerger agreement), CCC is liable to indemnify Hoechst, as far as environmental damages are concerned, for aggregate liabilities up to €250 million, liabilities exceeding such amount will be borne by Hoechst alone up to €750 million, and amounts exceeding €750 million will be borne 2/3 by Hoechst and 1/3 by CCC without any further caps. Subsequent to the contribution of rights and obligations relating to environmental liabilities by Celanese, Celanese was jointly liable with CCC until November 2016. Thereafter, Celanese remains liable for known environmental claims specified in 2013.
Rhodia Shareholder Litigation
In January 2004, two minority shareholders of Rhodia and their respective investment vehicles filed two claims before the Commercial Court of Paris (Tribunal de Commerce de Paris) against Aventis, to which Sanofi is successor in interest, together with other defendants including former directors and statutory auditors of Rhodia from the time of the alleged events. The claimants seek a judgment holding the defendants collectively liable for alleged management errors and for alleged publication of misstatements between 1999 and 2002, and inter alia regarding Rhodia’s acquisition of the companies Albright & Wilson and ChiRex. These shareholders seek a finding of joint and several liability for damages to be awarded to Rhodia in an amount of €925 million for alleged harm to it (a derivative action), as well as personal claims of €4.3 million and €125.4 million for their own alleged individual losses. Sanofi contests both the substance and the admissibility of these claims.
Sanofi is also aware of three criminal complaints filed in France by the same plaintiffs and of a criminal investigation order issued by the Paris public prosecutor following the submission of the report issued by the AMF regarding Rhodia’s financial communications. In 2006, the Commercial Court of Paris accepted Sanofi’s and the other defendants’ motion to stay the civil litigation pending the conclusion of the criminal proceedings.
In December 2016, the Court of Appeals of Paris dismissed the appeal lodged by the same plaintiffs against the order of the investigating judge dated October 2015, dismissing all criminal charges in this case. The plaintiffs appealed the December 2016 decision before the French Supreme Court (Cour de cassation). Following this decision, the plaintiffs may also petition the Commercial Court of Paris and seek the reopening of the commercial cases mentioned above on the basis that the criminal proceedings have now concluded.
Clariant Retained Liabilities - Specialty Chemicals Business
Hoechst conveyed its specialty chemicals business to Clariant AG (Clariant) pursuant to a 1997 agreement. Clariant has undertaken to indemnify Hoechst for all costs incurred for environmental matters relating to purchased sites. However, certain indemnification obligations of Hoechst for environmental matters in favor of Clariant remain with Hoechst.
Hoechst must indemnify Clariant indefinitely (i) with respect to sites taken over by Clariant, for costs which relate to environmental pollutions attributable to certain activities of Hoechst or of third parties, (ii) for costs attributable to four defined waste deposit sites in Germany which are located outside the sites taken over by Clariant (to the extent exceeding an indexed amount of approximately €20.5 million), (iii) for costs from certain locally concentrated pollutions in the sites taken over by Clariant but not caused by specialty chemicals activities in the past, and (iv) for 75% of the costs relating to a specific waste deposit site in Frankfurt, Germany.
Infraserv Hoechst Retained Liabilities
By the Asset Contribution Agreement dated December 19/20, 1996, as amended in 1997, Hoechst contributed all lands, buildings, and related assets of the Hoechst site at Frankfurt Hoechst to Infraserv GmbH & Co. Hoechst KG. Infraserv Hoechst undertook to indemnify Hoechst against environmental liabilities at the Hoechst site and with respect to certain landfills. As consideration for the indemnification undertaking, Hoechst transferred to Infraserv Hoechst approximately €57 million to fund reserves. In 1997, Hoechst also agreed it would reimburse current and future Infraserv Hoechst environmental expenses up to €143 million. As a former operator of the land and as a former user of the landfills, Hoechst may ultimately be liable for costs of remedial action in excess of this amount.
Boehringer Ingelheim (BI) Retained Liabilities
Sanofi and Boehringer Ingelheim (BI) are involved in arbitrations regarding their respective indemnification obligations for liabilities connected to ongoing US court proceedings in which it is alleged that some drug products with the API ranitidine, including Zantac® manufactured by BI, contain a nitrosamine impurity (NDMA) that is classified as a probable human carcinogen. The dispute arises from indemnification obligations agreed between Sanofi and BI as part of the swap of Sanofi’s Animal Health (AH) business for BI’s Consumer Health Care (CHC) business in January 2017 and under a Global Settlement Agreement concluded in September 2019 regarding notably the offset of respective AH and CHC claims notified under the SPAs.
In February 2020, BI initiated an arbitration against Sanofi seeking indemnification for losses it could incur as a result of Zantac® litigation in the US. Sanofi is disputing BI’s claim for indemnification and has asserted several counterclaims under relevant agreements, including a counterclaim for indemnification of losses Sanofi and its affiliates have incurred and may incur in connection with the same US court proceedings involving Zantac®. The arbitrations are ongoing.